Featured Community: Camden Atlantic • Plantation, FL • 269 Apartment Homes • Year Built 2022

CAMDEN[SM]

Living Excellence

4Q22 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2022 OPERATING RESULTS,
2023 FINANCIAL OUTLOOK, AND FIRST QUARTER 2023 DIVIDEND

Houston, Texas (February 2, 2023) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2022. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2022 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Per Diluted Share	2022	2021	2022	2021
EPS(1)(2)	$0.42	$2.02	$6.04	$2.96
FFO(1)	$1.74	$1.51	$6.59	$5.39
AFFO(1)	$1.48	$1.30	$5.76	$4.68
(1) For the twelve months ended December 31, 2022, EPS, FFO, and AFFO included approximately $0.01 per diluted share in storm-related expenses related to Hurricane Ian.
(2) For the twelve months ended December 31, 2022, EPS included a non-cash gain on acquisition of unconsolidated joint venture interests of approximately $4.37 per diluted share.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q22 vs. 4Q21	4Q22 vs. 3Q22	2022 vs. 2021
Revenues	9.9%	0.8%	11.2%
Expenses(1)	8.1%	(3.9)%	5.1%
Net Operating Income ("NOI")(1)	10.9%	3.3%	14.6%
(1) For the twelve months ended December 31, 2022, same property results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

Same Property Results	4Q22	4Q21	3Q22
Occupancy	95.8%	97.1%	96.6%

For 2022, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	January 2023*	January 2022	4Q22	4Q21
New Lease Rates	2.0%	16.5%	4.0%	16.7%
Renewal Rates	7.3%	13.5%	8.4%	14.2%
Blended Rates	4.2%	14.9%	6.1%	15.5%
New Lease and Renewal Data - Date Effective (2)	January 2023*	January 2022	4Q22	4Q21
New Lease Rates	1.2%	16.6%	5.3%	17.7%
Renewal Rates	8.4%	15.0%	10.1%	13.6%
Blended Rates	4.8%	15.8%	7.6%	15.7%
*Data as of January 30, 2023
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	January 2023*	January 2022	4Q22	4Q21
Occupancy	95.4%	97.1%	95.8%	97.1%
Annualized Gross Turnover	42%	43%	44%	42%
Annualized Net Turnover	34%	37%	37%	36%
*Data as of January 30, 2023

Development Activity
During the quarter, construction was completed at Camden Atlantic in Plantation, FL and leasing continued at Camden Tempe II in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/30/2023
Camden Atlantic	Plantation, FL	269	$100.2	87%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 1/30/2023
Camden Tempe II	Tempe, AZ	397	$115.0	50%
Camden NoDa	Charlotte, NC	387	108.0
Camden Durham	Durham, NC	420	145.0
Camden Village District	Raleigh, NC	369	138.0
Camden Woodmill Creek	The Woodlands, TX	189	75.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,950	$661.0

Capital Markets Transactions
During the quarter, the Company used the $300 million delayed draw unsecured term loan facility and borrowings from our existing unsecured credit facility to repay the principal amount of our 3.15% senior unsecured note payable which matured on December 15, 2022, for a total of $350.0 million, plus accrued interest. The current weighted average interest rate on our unsecured term loan facility and unsecured credit facility is 5.2%.

Liquidity Analysis
As of December 31, 2022, Camden had nearly $1.2 billion of liquidity comprised of approximately $10.7 million in cash and cash equivalents, and over $1.1 billion of availability under its unsecured credit facility. At quarter-end, the Company had $306.7 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden provided initial earnings guidance for 2023 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2023 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q23	2023
Per Diluted Share	Range	Range	Midpoint
EPS	$0.36 - $0.40	$1.53 - $1.83	$1.68
FFO	$1.63- $1.67	$6.70 - $7.00	$6.85

A reconciliation of 2023 FFO per share guidance as compared to 2022 actual results is detailed below.

2022 FFO per share - actual	$6.59
5% Same store NOI growth	0.36
Additional NOI from Fund acquisition	0.26
Growth in other non-same store/development communities	0.16
Increased interest expense	(0.21)
2022 Amortization of net below market leases - Fund acquisition	(0.07)
2022 Equity in income of joint ventures and management fees - Fund	(0.07)
Higher overhead expenses	(0.06)
Additional shares outstanding for full year 2023	(0.06)
Other - 2022 Chirp earnout and 2022 disposition	(0.05)
2023 FFO per share - midpoint guidance	$6.85

	2023
Same Property Growth	Range	Midpoint
Revenues	4.10% - 6.10%	5.10%
Expenses	4.75% - 6.25%	5.50%
NOI	3.50% - 6.50%	5.00%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2023 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2023 dividend of $1.00 per common share payable on April 17, 2023 to shareholders of record as of March 31, 2023. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 3, 2023 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 2673669
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 172 properties containing 58,702 apartment homes across the United States. Upon completion of 6 properties currently under development, the Company’s portfolio will increase to 60,652 apartment homes in 178 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 15 consecutive years, most recently ranking #26. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Property revenues	$375,909	$305,364	$1,422,756	$1,143,585

Adjusted EBITDA	226,163	182,036	842,352	648,097

Net income attributable to common shareholders	45,709	212,898	653,613	303,907
Per share - basic	0.42	2.03	6.07	2.97
Per share - diluted	0.42	2.02	6.04	2.96

Funds from operations	191,576	160,170	719,612	559,350
Per share - diluted	1.74	1.51	6.59	5.39

Adjusted funds from operations	162,543	137,772	628,897	485,747
Per share - diluted	1.48	1.30	5.76	4.68

Dividends per share	0.94	0.83	3.76	3.32
Dividend payout ratio (FFO)	54.0%	55.0%	57.1%	61.6%

Interest expensed	30,668	24,582	113,424	97,297
Interest capitalized	4,554	3,917	18,097	16,688
Total interest incurred	35,222	28,499	131,521	113,985

Net Debt to Annualized Adjusted EBITDA (a)	4.1x	3.8x	4.1x	4.4x
Interest expense coverage ratio	7.4x	7.4x	7.4x	6.7x
Total interest coverage ratio	6.4x	6.4x	6.4x	5.7x
Fixed charge expense coverage ratio	7.4x	7.4x	7.4x	6.7x
Total fixed charge coverage ratio	6.4x	6.4x	6.4x	5.7x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4x	3.3x	3.4x	3.3x

Same property NOI growth (b)	10.9%	14.9%	14.6%	4.8%
(# of apartment homes included)	46,151	44,122	46,151	44,122

Gross turnover of apartment homes (annualized)	44%	40%	50%	49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	37%	35%	43%	41%

			As of December 31,
			2022	2021
Total assets			$9,327,935	$7,976,784
Total debt			$3,680,913	$3,170,367
Common and common equivalent shares, outstanding end of period (c)			110,135	106,970
Share price, end of period			$111.88	$178.68
Book equity value, end of period (d)			$5,056,921	$4,266,255
Market equity value, end of period (e)			$12,321,904	$19,113,400

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The twelve months ended December 31, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.
(c) Includes at December 31, 2022: 108,536 common shares (including 53 common share equivalents related to share awards), plus 1,599 common share equivalents upon the assumed conversion of non-controlling units.
(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
OPERATING DATA

Property revenues (a)	$375,909	$305,364	$1,422,756	$1,143,585

Property expenses (b)
Property operating and maintenance	81,233	67,343	315,737	267,703
Real estate taxes	45,896	35,711	182,344	149,322
Total property expenses	127,129	103,054	498,081	417,025

Non-property income
Fee and asset management	931	2,815	5,188	10,532
Interest and other income	138	191	3,019	1,223
Income/(loss) on deferred compensation plans	8,813	5,186	(19,637)	14,369
Total non-property income/(loss)	9,882	8,192	(11,430)	26,124

Other expenses
Property management	7,373	7,139	28,601	26,339
Fee and asset management	426	1,201	2,516	4,511
General and administrative	15,887	14,940	60,413	59,368
Interest	30,668	24,582	113,424	97,297
Depreciation and amortization	147,271	116,503	577,020	420,692
Expense/(benefit) on deferred compensation plans	8,813	5,186	(19,637)	14,369
Total other expenses	210,438	169,551	762,337	622,576

Gain on sale of operating properties	—	174,384	36,372	174,384
Gain on acquisition of unconsolidated joint venture interests	—	—	474,146	—
Equity in income of joint ventures	—	3,125	3,048	9,777
Income from continuing operations before income taxes	48,224	218,460	664,474	314,269
Income tax expense	(753)	(601)	(2,966)	(1,893)
Net income	47,471	217,859	661,508	312,376
Less income allocated to non-controlling interests	(1,762)	(4,961)	(7,895)	(8,469)
Net income attributable to common shareholders	$45,709	$212,898	$653,613	$303,907

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$47,471	$217,859	$661,508	$312,376
Other comprehensive income
Unrealized gain and unamortized prior service cost on post retirement obligation	489	154	489	154
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	369	373	1,476	1,490
Comprehensive income	48,329	218,386	663,473	314,020
Less income allocated to non-controlling interests	(1,762)	(4,961)	(7,895)	(8,469)
Comprehensive income attributable to common shareholders	$46,567	$213,425	$655,578	$305,551

PER SHARE DATA

Total earnings per common share - basic	$0.42	$2.03	$6.07	$2.97
Total earnings per common share - diluted	0.42	2.02	6.04	2.96

Weighted average number of common shares outstanding:
Basic	108,467	104,611	107,605	101,999
Diluted	108,512	105,448	108,388	102,829

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2022, we recognized $375.9 million of property revenue which consisted of approximately $336.0 million of rental revenue and approximately $39.9 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $305.4 million recognized for the three months ended December 31, 2021, made up of approximately $271.4 million of rental revenue and approximately $34.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2022, we recognized $1,422.7 million of property revenue which consisted of approximately $1,265.9 million of rental revenue and approximately $156.8 million of amounts received under contractual terms for other services considered to be non-lease contracts. This compares to the $1,143.6 million of property revenue recognized for the twelve months ended December 31, 2021, made up of approximately $1,009.2 million of rental revenue and approximately $134.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.0 million and $8.3 million for the three months ended December 31, 2022 and 2021, respectively and was $37.5 million and $31.5 million for the twelve months ended December 31, 2022 and 2021, respectively.

(b) For the twelve months ended December 31, 2022 expenses include approximately $1.0 million in storm-related expenses related to Hurricane Ian.

Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$45,709	$212,898	$653,613	$303,907
Real estate depreciation and amortization	144,105	114,007	565,913	410,767
Adjustments for unconsolidated joint ventures	—	2,688	2,709	10,591
Income allocated to non-controlling interests	1,762	4,961	7,895	8,469
Gain on sale of operating property	—	(174,384)	(36,372)	(174,384)
Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Funds from operations	$191,576	$160,170	$719,612	$559,350

Less: recurring capitalized expenditures (b)	(29,033)	(22,398)	(90,715)	(73,603)

Adjusted funds from operations	$162,543	$137,772	$628,897	$485,747

PER SHARE DATA
Funds from operations - diluted	$1.74	$1.51	$6.59	$5.39
Adjusted funds from operations - diluted	1.48	1.30	5.76	4.68
Distributions declared per common share	0.94	0.83	3.76	3.32

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	110,117	106,322	109,261	103,747

PROPERTY DATA
Total operating properties (end of period) (c)	172	171	172	171
Total operating apartment homes in operating properties (end of period) (c)	58,702	58,300	58,702	58,300
Total operating apartment homes (weighted average)	58,621	51,313	56,566	50,479

(a) Net income attributable to common shareholders for the twelve months ended December 31, 2022 included approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
ASSETS
Real estate assets, at cost
Land	$1,716,273	$1,706,396	$1,695,118	$1,343,209	$1,349,594
Buildings and improvements	10,674,619	10,574,820	10,440,037	8,651,674	8,624,734
	12,390,892	12,281,216	12,135,155	9,994,883	9,974,328
Accumulated depreciation	(3,848,111)	(3,709,487)	(3,572,764)	(3,436,969)	(3,358,027)
Net operating real estate assets	8,542,781	8,571,729	8,562,391	6,557,914	6,616,301
Properties under development, including land	524,981	529,076	581,844	488,100	474,739
Investments in joint ventures	—	—	—	13,181	13,730
Total real estate assets	9,067,762	9,100,805	9,144,235	7,059,195	7,104,770
Accounts receivable – affiliates	13,364	13,258	13,258	13,258	18,664
Other assets, net (a)	229,371	231,645	249,865	254,763	234,370
Cash and cash equivalents	10,687	62,027	72,095	1,129,716	613,391
Restricted cash	6,751	6,390	6,563	5,778	5,589
Total assets	$9,327,935	$9,414,125	$9,486,016	$8,462,710	$7,976,784

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,165,924	$3,173,198	$3,222,252	$3,671,309	$3,170,367
Secured	514,989	514,843	514,698	—	—
Accounts payable and accrued expenses	211,370	212,558	195,070	169,973	191,651
Accrued real estate taxes	95,551	125,210	86,952	36,988	66,673
Distributions payable	103,628	103,620	103,621	100,880	88,786
Other liabilities (b)	179,552	176,334	186,143	197,021	193,052
Total liabilities	4,271,014	4,305,763	4,308,736	4,176,171	3,710,529

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,127	1,126
Additional paid-in capital	5,897,454	5,893,623	5,890,792	5,396,267	5,363,530
Distributions in excess of net income attributable to common shareholders	(581,532)	(525,127)	(452,865)	(848,074)	(829,453)
Treasury shares	(328,684)	(329,027)	(328,975)	(329,521)	(333,974)
Accumulated other comprehensive loss (c)	(1,774)	(2,632)	(3,001)	(3,370)	(3,739)
Total common equity	4,986,620	5,037,993	5,107,107	4,216,429	4,197,490
Non-controlling interests	70,301	70,369	70,173	70,110	68,765
Total equity	5,056,921	5,108,362	5,177,280	4,286,539	4,266,255
Total liabilities and equity	$9,327,935	$9,414,125	$9,486,016	$8,462,710	$7,976,784

(a) Includes net deferred charges of:	$8,413	$8,961	$307	$693	$969

(b) Includes deferred revenues of:	$304	$331	$358	$384	$334

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2022 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,911	281	—	—	6,192
Houston, TX	6,127	3,027	—	377	9,531
Phoenix, AZ	3,686	343	—	397	4,426
Atlanta, GA	3,970	892	—	—	4,862
Dallas, TX	4,416	1,808	—	—	6,224
Los Angeles/Orange County, CA	2,373	290	—	—	2,663
SE Florida	2,376	405	269	—	3,050
Orlando, FL	2,995	959	—	—	3,954
Denver, CO	2,640	233	—	—	2,873
Tampa, FL	2,286	818	—	—	3,104
Charlotte, NC	2,838	266	—	387	3,491
Raleigh, NC	2,542	710	—	789	4,041
San Diego/Inland Empire, CA	1,665	132	—	—	1,797
Austin, TX	2,326	1,360	—	—	3,686
Nashville, TN	—	758	—	—	758
Total Portfolio	46,151	12,282	269	1,950	60,652

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
D.C. Metro (a)	14.6%	12.3%	96.4%	96.9%	97.0%	97.0%	97.4%
Houston, TX	10.1%	11.8%	95.1%	95.9%	96.0%	96.0%	96.2%
Phoenix, AZ	9.2%	8.1%	95.1%	95.0%	95.3%	96.3%	97.0%
Atlanta, GA	8.1%	7.9%	94.7%	96.1%	96.3%	96.4%	96.3%
Dallas, TX	7.2%	8.4%	95.7%	96.6%	96.9%	97.2%	97.3%
Los Angeles/Orange County, CA	6.7%	6.1%	96.0%	97.2%	97.6%	97.8%	98.1%
SE Florida	6.6%	6.3%	96.2%	96.6%	97.6%	97.9%	98.0%
Orlando, FL	5.8%	6.1%	96.2%	97.2%	98.0%	97.8%	97.7%
Denver, CO	6.5%	5.8%	96.1%	96.6%	96.8%	96.5%	96.5%
Tampa, FL	5.5%	6.4%	96.7%	97.3%	97.9%	97.5%	97.4%
Charlotte, NC	5.9%	5.3%	95.8%	96.6%	96.6%	96.8%	96.6%
Raleigh, NC	5.0%	5.0%	95.7%	96.0%	96.3%	96.7%	96.7%
San Diego/Inland Empire, CA	4.6%	3.9%	96.1%	97.2%	97.7%	98.0%	97.4%
Austin, TX	4.2%	5.2%	95.5%	96.4%	96.9%	97.3%	97.5%
Nashville, TN	—%	1.4%	96.9%	97.1%	96.6%	96.6%	97.0%
Total Portfolio	100.0%	100.0%	95.7%	96.5%	96.8%	96.9%	97.0%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2022	2021	Change	2022	2021	Change
"Same Property" Communities (a)	46,151	$294,492	$267,854	$26,638	$1,144,659	$1,029,585	$115,074
Non-"Same Property" Communities (b)	12,282	77,186	31,081	46,105	264,784	82,553	182,231
Development and Lease-Up Communities (c)	2,219	1,746	—	1,746	2,173	—	2,173
Disposition/Other (d)	—	2,485	6,429	(3,944)	11,140	31,447	(20,307)
Total Property Revenues	60,652	$375,909	$305,364	$70,545	$1,422,756	$1,143,585	$279,171

Property Expenses
"Same Property" Communities (a)	46,151	$96,917	$89,691	$7,226	$391,455	$372,600	$18,855
Non-"Same Property" Communities (b)	12,282	28,473	10,843	17,630	100,163	31,512	68,651
Development and Lease-Up Communities (c)	2,219	721	—	721	918	(8)	926
Hurricane Expenses (e)	—	—	—	—	1,000	—	1,000
Disposition/Other (d)	—	1,018	2,520	(1,502)	4,545	12,921	(8,376)
Total Property Expenses	60,652	$127,129	$103,054	$24,075	$498,081	$417,025	$81,056

Property Net Operating Income
"Same Property" Communities (a)	46,151	$197,575	$178,163	$19,412	$753,204	$656,985	$96,219
Non-"Same Property" Communities (b)	12,282	48,713	20,238	28,475	164,621	51,041	113,580
Development and Lease-Up Communities (c)	2,219	1,025	—	1,025	1,255	8	1,247
Hurricane Expenses (e)	—	—	—	—	(1,000)	—	(1,000)
Disposition/Other (d)	—	1,467	3,909	(2,442)	6,595	18,526	(11,931)
Total Property Net Operating Income	60,652	$248,780	$202,310	$46,470	$924,675	$726,560	$198,115

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(e) "Hurricane Expenses" include storm-related expenses related to Hurricane Ian.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	December 31,	September 30,	June 30,	March 31,	December 31,
Property Revenues	Homes	2022	2022	2022	2022	2021
"Same Property" Communities (a)	46,151	$294,492	$292,151	$283,418	$274,598	$267,854
Non-"Same Property" Communities (b)	12,282	77,186	78,725	75,795	33,078	31,081
Development and Lease-Up Communities (c)	2,219	1,746	407	20	—	—
Disposition/Other (d)	—	2,485	2,489	2,483	3,683	6,429
Total Property Revenues	60,652	$375,909	$373,772	$361,716	$311,359	$305,364

Property Expenses
"Same Property" Communities (a)	46,151	$96,917	$100,873	$98,120	$95,545	$89,691
Non-"Same Property" Communities (b)	12,282	28,473	29,746	28,683	13,261	10,843
Development and Lease-Up Communities (c)	2,219	721	177	20	—	—
Hurricane Expenses (e)	—	—	1,000	—	—	—
Disposition/Other (d)	—	1,018	1,035	988	1,504	2,520
Total Property Expenses	60,652	$127,129	$132,831	$127,811	$110,310	$103,054

Property Net Operating Income
"Same Property" Communities (a)	46,151	$197,575	$191,278	$185,298	$179,053	$178,163
Non-"Same Property" Communities (b)	12,282	48,713	48,979	47,112	19,817	20,238
Development and Lease-Up Communities (c)	2,219	1,025	230	—	—	—
Hurricane Expenses (e)	—	—	(1,000)	—	—	—
Disposition/Other (d)	—	1,467	1,454	1,495	2,179	3,909
Total Property Net Operating Income	60,652	$248,780	$240,941	$233,905	$201,049	$202,310

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2021, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2021, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(e) "Hurricane Expenses" include storm-related expenses related to Hurricane Ian.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q22	4Q21	Growth	4Q22	4Q21	Growth	4Q22	4Q21	Growth
D.C. Metro	5,911	$41,924	$39,071	7.3%	$13,083	$12,086	8.2%	$28,841	$26,985	6.9%
Houston, TX	6,127	33,467	31,356	6.7%	13,479	12,284	9.7%	19,988	19,072	4.8%
Phoenix, AZ	3,686	24,277	21,811	11.3%	6,013	5,711	5.3%	18,264	16,100	13.4%
Atlanta, GA	3,970	24,460	22,763	7.5%	8,418	8,283	1.6%	16,042	14,480	10.8%
SE Florida	2,376	19,681	16,919	16.3%	6,699	5,857	14.4%	12,982	11,062	17.4%
Los Angeles/Orange County, CA	2,373	18,765	18,424	1.9%	5,594	5,474	2.2%	13,171	12,950	1.7%
Dallas, TX	4,416	23,991	21,572	11.2%	9,788	8,368	17.0%	14,203	13,204	7.6%
Denver, CO	2,640	17,774	15,921	11.6%	4,842	4,649	4.2%	12,932	11,272	14.7%
Charlotte, NC	2,838	16,244	14,399	12.8%	4,621	4,421	4.5%	11,623	9,978	16.5%
Orlando, FL	2,995	17,723	15,267	16.1%	6,192	5,377	15.2%	11,531	9,890	16.6%
Tampa, FL	2,286	15,999	13,629	17.4%	5,074	4,766	6.5%	10,925	8,863	23.3%
San Diego/Inland Empire, CA	1,665	12,811	12,115	5.7%	3,718	3,546	4.9%	9,093	8,569	6.1%
Raleigh, NC	2,542	13,504	12,082	11.8%	3,845	3,822	0.6%	9,659	8,260	16.9%
Austin, TX	2,326	13,872	12,525	10.8%	5,551	5,047	10.0%	8,321	7,478	11.3%

Total Same Property	46,151	$294,492	$267,854	9.9%	$96,917	$89,691	8.1%	$197,575	$178,163	10.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (b)	Contribution	4Q22	4Q21	Growth	4Q22	4Q21	Growth	4Q22	4Q21	Growth
D.C. Metro	14.6%	96.5%	97.5%	(1.0)%	$2,143	$1,970	8.8%	$2,450	$2,262	8.3%
Houston, TX	10.1%	95.2%	95.8%	(0.6)%	1,668	1,555	7.3%	1,912	1,781	7.3%
Phoenix, AZ	9.2%	95.2%	97.0%	(1.8)%	1,975	1,737	13.7%	2,306	2,038	13.1%
Atlanta, GA	8.1%	95.4%	96.8%	(1.4)%	1,886	1,701	10.9%	2,152	1,975	8.9%
SE Florida	6.6%	96.2%	98.2%	(2.0)%	2,546	2,122	20.0%	2,869	2,425	18.3%
Los Angeles/Orange County, CA	6.7%	96.5%	98.0%	(1.5)%	2,657	2,421	9.7%	2,731	2,641	3.4%
Dallas, TX	7.2%	95.5%	97.5%	(2.0)%	1,646	1,432	14.9%	1,895	1,673	13.2%
Denver, CO	6.5%	96.1%	96.4%	(0.3)%	2,018	1,807	11.7%	2,335	2,086	11.9%
Charlotte, NC	5.9%	95.8%	96.7%	(0.9)%	1,736	1,509	15.0%	1,992	1,751	13.7%
Orlando, FL	5.8%	96.5%	97.7%	(1.2)%	1,788	1,503	19.0%	2,044	1,741	17.3%
Tampa, FL	5.5%	96.7%	97.7%	(1.0)%	2,116	1,769	19.6%	2,413	2,037	18.4%
San Diego/Inland Empire, CA	4.6%	96.2%	97.4%	(1.2)%	2,496	2,237	11.6%	2,664	2,491	6.9%
Raleigh, NC	5.0%	95.7%	97.1%	(1.4)%	1,583	1,381	14.6%	1,851	1,635	13.2%
Austin, TX	4.2%	95.3%	97.3%	(2.0)%	1,825	1,596	14.3%	2,083	1,846	12.8%

Total Same Property	100.0%	95.8%	97.1%	(1.3)%	$1,953	$1,733	12.7%	$2,218	$1,994	11.2%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a)(b)	Included	4Q22	3Q22	Growth	4Q22	3Q22	Growth	4Q22	3Q22	Growth
D.C. Metro	5,911	$41,924	$41,703	0.5%	$13,083	$12,988	0.7%	$28,841	$28,715	0.4%
Houston, TX	6,127	33,467	33,607	(0.4)%	13,479	15,417	(12.6)%	19,988	18,190	9.9%
Phoenix, AZ	3,686	24,277	23,839	1.8%	6,013	6,340	(5.2)%	18,264	17,499	4.4%
Atlanta, GA	3,970	24,460	24,656	(0.8)%	8,418	8,524	(1.2)%	16,042	16,132	(0.6)%
SE Florida	2,376	19,681	19,188	2.6%	6,699	6,505	3.0%	12,982	12,683	2.4%
Los Angeles/Orange County, CA	2,373	18,765	18,964	(1.0)%	5,594	5,952	(6.0)%	13,171	13,012	1.2%
Dallas, TX	4,416	23,991	23,837	0.6%	9,788	10,167	(3.7)%	14,203	13,670	3.9%
Denver, CO	2,640	17,774	17,556	1.2%	4,842	5,023	(3.6)%	12,932	12,533	3.2%
Charlotte, NC	2,838	16,244	15,929	2.0%	4,621	4,844	(4.6)%	11,623	11,085	4.9%
Orlando, FL	2,995	17,723	17,380	2.0%	6,192	6,122	1.1%	11,531	11,258	2.4%
Tampa, FL	2,286	15,999	15,507	3.2%	5,074	5,161	(1.7)%	10,925	10,346	5.6%
San Diego/Inland Empire, CA	1,665	12,811	12,772	0.3%	3,718	3,843	(3.3)%	9,093	8,929	1.8%
Raleigh, NC	2,542	13,504	13,384	0.9%	3,845	4,070	(5.5)%	9,659	9,314	3.7%
Austin, TX	2,326	13,872	13,829	0.3%	5,551	5,917	(6.2)%	8,321	7,912	5.2%

Total Same Property	46,151	$294,492	$292,151	0.8%	$96,917	$100,873	(3.9)%	$197,575	$191,278	3.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q22	3Q22	Growth	4Q22	3Q22	Growth	4Q22	3Q22	Growth
D.C. Metro	14.6%	96.5%	96.9%	(0.4)%	$2,143	$2,104	1.9%	$2,450	$2,426	0.9%
Houston, TX	10.1%	95.2%	96.1%	(0.9)%	1,668	1,645	1.4%	1,912	1,902	0.5%
Phoenix, AZ	9.2%	95.2%	95.0%	0.2%	1,975	1,940	1.8%	2,306	2,269	1.6%
Atlanta, GA	8.1%	95.4%	96.6%	(1.2)%	1,886	1,847	2.1%	2,152	2,142	0.4%
SE Florida	6.6%	96.2%	96.6%	(0.4)%	2,546	2,459	3.5%	2,869	2,786	3.0%
Los Angeles/Orange County, CA	6.7%	96.5%	97.6%	(1.1)%	2,657	2,594	2.4%	2,731	2,730	0.1%
Dallas, TX	7.2%	95.5%	96.8%	(1.3)%	1,646	1,604	2.6%	1,895	1,860	1.9%
Denver, CO	6.5%	96.1%	96.6%	(0.5)%	2,018	1,973	2.3%	2,335	2,295	1.7%
Charlotte, NC	5.9%	95.8%	96.6%	(0.8)%	1,736	1,692	2.6%	1,992	1,936	2.8%
Orlando, FL	5.8%	96.5%	97.4%	(0.9)%	1,788	1,720	4.0%	2,044	1,987	2.9%
Tampa, FL	5.5%	96.7%	97.4%	(0.7)%	2,116	2,040	3.7%	2,413	2,323	3.9%
San Diego/Inland Empire, CA	4.6%	96.2%	97.2%	(1.0)%	2,496	2,429	2.8%	2,664	2,631	1.3%
Raleigh, NC	5.0%	95.7%	96.3%	(0.6)%	1,583	1,549	2.2%	1,851	1,823	1.5%
Austin, TX	4.2%	95.3%	96.4%	(1.1)%	1,825	1,784	2.3%	2,083	2,054	1.4%

Total Same Property	100.0%	95.8%	96.6%	(0.8)%	$1,953	$1,908	2.4%	$2,218	$2,184	1.6%

(a) The three months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2022
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a)(b)	Included	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	5,911	$163,473	$153,098	6.8%	$51,393	$48,570	5.8%	$112,080	$104,528	7.2%
Houston, TX	6,127	131,740	122,414	7.6%	58,253	56,339	3.4%	73,487	66,075	11.2%
Phoenix, AZ	3,686	94,385	82,065	15.0%	24,653	23,568	4.6%	69,732	58,497	19.2%
Atlanta, GA	3,970	96,430	87,422	10.3%	33,268	31,710	4.9%	63,162	55,712	13.4%
SE Florida	2,376	75,081	64,668	16.1%	25,621	23,334	9.8%	49,460	41,334	19.7%
Los Angeles/Orange County, CA	2,373	75,278	69,795	7.9%	22,961	22,659	1.3%	52,317	47,136	11.0%
Dallas, TX	4,416	92,860	83,438	11.3%	38,785	37,061	4.7%	54,075	46,377	16.6%
Denver, CO	2,640	68,396	61,573	11.1%	19,697	19,242	2.4%	48,699	42,331	15.0%
Charlotte, NC	2,838	62,254	55,268	12.6%	18,646	17,891	4.2%	43,608	37,377	16.7%
Orlando, FL	2,995	67,587	58,572	15.4%	23,989	21,853	9.8%	43,598	36,719	18.7%
Tampa, FL	2,286	60,597	51,415	17.9%	20,425	18,946	7.8%	40,172	32,469	23.7%
San Diego/Inland Empire, CA	1,665	50,602	45,982	10.0%	14,836	14,324	3.6%	35,766	31,658	13.0%
Raleigh, NC	2,542	52,073	46,003	13.2%	15,862	15,650	1.4%	36,211	30,353	19.3%
Austin, TX	2,326	53,903	47,872	12.6%	23,066	21,453	7.5%	30,837	26,419	16.7%

Total Same Property	46,151	$1,144,659	$1,029,585	11.2%	$391,455	$372,600	5.1%	$753,204	$656,985	14.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2022	2021	Growth	2022	2021	Growth	2022	2021	Growth
D.C. Metro	14.9%	96.9%	96.9%	0.0%	$2,069	$1,935	6.9%	$2,378	$2,227	6.8%
Houston, TX	9.8%	95.8%	95.0%	0.8%	1,623	1,509	7.6%	1,871	1,752	6.8%
Phoenix, AZ	9.3%	95.5%	97.0%	(1.5)%	1,905	1,623	17.4%	2,234	1,917	16.5%
Atlanta, GA	8.4%	96.5%	97.1%	(0.6)%	1,813	1,617	12.1%	2,097	1,891	10.9%
SE Florida	6.6%	97.1%	97.9%	(0.8)%	2,387	2,007	18.9%	2,713	2,320	16.9%
Los Angeles/Orange County, CA	6.9%	97.4%	97.4%	0.0%	2,562	2,352	8.9%	2,715	2,516	7.9%
Dallas, TX	7.2%	96.6%	96.8%	(0.2)%	1,562	1,375	13.6%	1,814	1,626	11.5%
Denver, CO	6.5%	96.5%	96.5%	0.0%	1,932	1,737	11.2%	2,237	2,014	11.1%
Charlotte, NC	5.8%	96.5%	96.4%	0.1%	1,642	1,446	13.6%	1,895	1,684	12.5%
Orlando, FL	5.8%	97.4%	97.2%	0.2%	1,671	1,434	16.5%	1,931	1,677	15.2%
Tampa, FL	5.2%	97.5%	97.7%	(0.2)%	1,981	1,645	20.4%	2,268	1,922	18.1%
San Diego/Inland Empire, CA	4.7%	97.3%	97.3%	0.0%	2,391	2,150	11.2%	2,604	2,366	10.0%
Raleigh, NC	4.8%	96.5%	97.0%	(0.5)%	1,505	1,312	14.7%	1,770	1,556	13.7%
Austin, TX	4.1%	96.4%	97.0%	(0.6)%	1,741	1,515	14.9%	2,003	1,768	13.2%

Total Same Property	100.0%	96.6%	96.8%	(0.2)%	$1,868	$1,662	12.4%	$2,139	$1,921	11.4%

(a) The twelve months ended December 31, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(b) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2022
(In thousands)

(Unaudited)

					% of Actual
					4Q22 Operating
Quarterly Comparison (a)	4Q22	4Q21	$ Change	% Change	Expenses

Property taxes	$34,041	$31,212	$2,829	9.1%	35.1%
Salaries and Benefits for On-site Employees	17,612	19,353	(1,741)	(9.0)%	18.2%
Utilities	20,191	18,547	1,644	8.9%	20.8%
Repairs and Maintenance	11,752	10,177	1,575	15.5%	12.1%
Property Insurance	5,927	4,042	1,885	46.6%	6.1%
General and Administrative	5,175	4,152	1,023	24.6%	5.3%
Marketing and Leasing	1,277	1,440	(163)	(11.3)%	1.3%
Other	942	768	174	22.7%	1.1%

Total Same Property	$96,917	$89,691	$7,226	8.1%	100.0%

					% of Actual
					4Q22 Operating
Sequential Comparison (a)(b)	4Q22	3Q22	$ Change	% Change	Expenses

Property taxes	$34,041	$35,962	($1,921)	(5.3)%	35.1%
Salaries and Benefits for On-site Employees	17,612	17,968	(356)	(2.0)%	18.2%
Utilities	20,191	20,530	(339)	(1.7)%	20.8%
Repairs and Maintenance	11,752	12,974	(1,222)	(9.4)%	12.1%
Property Insurance	5,927	6,242	(315)	(5.0)%	6.1%
General and Administrative	5,175	4,944	231	4.7%	5.3%
Marketing and Leasing	1,277	1,330	(53)	(4.0)%	1.3%
Other	942	923	19	2.1%	1.1%

Total Same Property	$96,917	$100,873	($3,956)	(3.9)%	100.0%

					% of Actual
					2022 Operating
Year to Date Comparison (a)(c)	2022	2021	$ Change	% Change	Expenses

Property taxes	$139,906	$134,133	$5,773	4.3%	35.7%
Salaries and Benefits for On-site Employees	73,121	76,641	(3,520)	(4.6)%	18.7%
Utilities	79,011	75,676	3,335	4.4%	20.2%
Repairs and Maintenance	48,957	43,947	5,010	11.4%	12.4%
Property Insurance	21,986	17,605	4,381	24.9%	5.6%
General and Administrative	19,381	15,206	4,175	27.5%	5.0%
Marketing and Leasing	5,321	5,927	(606)	(10.2)%	1.4%
Other	3,772	3,465	307	8.9%	1.0%

Total Same Property	$391,455	$372,600	$18,855	5.1%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2021, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) The three months ended September 30, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

(c)The twelve months ended December 31, 2022 results exclude approximately $1.0 million of storm-related expenses related to Hurricane Ian.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2022 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/30/2023
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Atlantic	269	$100.2			3Q20	3Q22	4Q22	2Q23	87%	77%
	Plantation, FL

Total Completed Communities in Lease-Up		269	$100.2							87%	77%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/30/2023
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Tempe II	397	$115.0	$101.3	$34.1	3Q20	2Q22	3Q23	1Q25	50%	46%
	Tempe, AZ
2.	Camden NoDa	387	108.0	95.6	95.5	3Q20	1Q23	4Q23	1Q25
	Charlotte, NC
3.	Camden Durham	420	145.0	82.6	82.6	1Q21	2Q23	2Q24	4Q25
	Durham, NC
4.	Camden Village District	369	138.0	41.0	41.0	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC
5.	Camden Woodmill Creek	189	75.0	19.2	19.2	3Q22	3Q23	3Q24	4Q24
	The Woodlands, TX
6.	Camden Long Meadow Farms	188	80.0	14.6	14.6	3Q22	3Q23	3Q24	4Q24
	Richmond, TX

Total Development Communities		1,950	$661.0	$354.3	$287.0					50%	46%

Additional Development Pipeline and Land(a)					238.0

Total Properties Under Development and Land (per Balance Sheet)					$525.0

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q22 NOI
Completed Communities in Lease-Up								$100.2	$0.5
Development Communities in Lease-Up								101.3	0.5
Total Development Communities NOI Contribution								$201.5	$1.0

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF DECEMBER 31, 2022 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Blakeney	349	$120.0	$21.7
	Charlotte, NC
2.	Camden South Charlotte	420	135.0	24.8
	Charlotte, NC
3.	Camden Nations	393	175.0	33.3
	Nashville, TN
4.	Camden Baker	435	165.0	29.5
	Denver, CO
5.	Camden Highland Village II	300	100.0	9.7
	Houston, TX
6.	Camden Gulch	480	260.0	43.8
	Nashville, TN
7.	Camden Paces III	350	100.0	20.6
	Atlanta, GA
8.	Camden Arts District	354	150.0	41.1
	Los Angeles, CA
9.	Camden Downtown II	271	145.0	13.5
	Houston, TX

Development Pipeline		3,352	$1,350.0	$238.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2022 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2022 Land Acquisitions		Location	Acres	Closing Date
1.	Camden Long Meadow Farms	Richmond, TX	15.9	3/8/2022
2.	Camden Blakeney	Charlotte, NC	21.7	4/7/2022
3.	Camden South Charlotte	Charlotte, NC	20.9	4/7/2022
4.	Camden Nations	Nashville, TN	3.8	6/8/2022

Total Land Acquisitions			62.3 Acres

Purchase Price		$71.0

			Apartment	Weighted Average
2022 Dispositions		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Largo Town Center	Largo, MD	245 Homes	$1,824	2000/2007	3/24/2022

Total/Average Dispositions			245 Homes	$1,824

Sales Price		$71.9

			Apartment	Weighted Average
2022 Acquisitions of Joint Ventures(a)		Location	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Amber Oaks I	Austin, TX	348 Homes	$1,499	2009	4/1/2022
2.	Camden Amber Oaks II	Austin, TX	244 Homes	1,611	2012	4/1/2022
3.	Camden Asbury Village	Raleigh, NC	350 Homes	1,594	2009	4/1/2022
4.	Camden Brushy Creek	Cedar Park, TX	272 Homes	1,594	2008	4/1/2022
5.	Camden Cypress Creek	Cypress, TX	310 Homes	1,544	2009	4/1/2022
6.	Camden Cypress Creek II	Cypress, TX	234 Homes	1,569	2020	4/1/2022
7.	Camden Design District	Dallas, TX	355 Homes	1,683	2009	4/1/2022
8.	Camden Downs at Cinco Ranch	Katy, TX	318 Homes	1,552	2004	4/1/2022
9.	Camden Grand Harbor	Katy, TX	300 Homes	1,422	2008	4/1/2022
10.	Camden Heights	Houston, TX	352 Homes	1,627	2004	4/1/2022
11.	Camden Northpointe	Tomball, TX	384 Homes	1,373	2008	4/1/2022
12.	Camden Panther Creek	Frisco, TX	295 Homes	1,683	2009	4/1/2022
13.	Camden Phipps	Atlanta, GA	234 Homes	1,812	1996	4/1/2022
14.	Camden Riverwalk	Grapevine, TX	600 Homes	1,831	2008	4/1/2022
15.	Camden Shadow Brook	Austin, TX	496 Homes	1,543	2009	4/1/2022
16.	Camden South Capitol	Washington, DC	281 Homes	2,411	2013	4/1/2022
17.	Camden Southline	Charlotte, NC	266 Homes	1,995	2015	4/1/2022
18.	Camden Spring Creek	Spring, TX	304 Homes	1,467	2004	4/1/2022
19.	Camden Visconti	Tampa, FL	450 Homes	2,049	2007	4/1/2022
20.	Camden Waterford Lakes	Orlando, FL	300 Homes	1,884	2014	4/1/2022
21.	Camden Woodson Park	Houston, TX	248 Homes	1,344	2008	4/1/2022
22.	Camden Yorktown	Houston, TX	306 Homes	1,345	2008	4/1/2022

Total/Average Acquisitions			7,247 Homes	$1,661

Gross Asset Valuation		$2,125 (b)

(a) On April 1, 2022, we purchased the remaining 68.7% ownership interests in our two discretionary investment funds. Apartment homes were previously included in Camden's unit count.

(b) Represents the gross asset valuation of the communities acquired.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2022:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2023	($3,367)	$—	$250,000	$246,633	6.7%	5.1%
2024	(2,663)	19,122	540,000	556,459	15.1%	4.2%
2025(c)	(2,211)	—	300,000	297,789	8.1%	5.2%
2026	(2,015)	190,885	—	188,870	5.1%	5.9%
2027	(1,960)	174,900	—	172,940	4.7%	3.9%
Thereafter	(5,803)	132,025	2,050,000	2,176,222	59.2%	3.4%
Total Maturing Debt	($18,019)	$516,932	$3,140,000	$3,638,913	98.9%	4.0%

Unsecured Line of Credit	$—	$—	$42,000	$42,000	1.1%	5.1%
Total Debt	($18,019)	$516,932	$3,182,000	$3,680,913	100.0%	4.0%

Weighted Average Maturity of Debt		6.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$566,937	15.4%	5.5%	3.0 Years
Fixed rate debt	3,113,976	84.6%	3.7%	7.1 Years
Total	$3,680,913	100.0%	4.0%	6.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,165,924	86.0%	3.9%	6.8 Years
Secured debt	514,989	14.0%	4.7%	4.1 Years
Total	$3,680,913	100.0%	4.0%	6.4 Years

REAL ESTATE ASSETS: (d)	Total Homes	% of Total	Total Cost	% of Total	4Q22 NOI	% of Total
Unencumbered real estate assets	53,405	88.1%	$10,834,964	83.9%	$222,860	89.6%
Encumbered real estate assets	7,247	11.9%	2,080,909	16.1%	25,920	10.4%
Total	60,652	100.0%	$12,915,873	100.0%	$248,780	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) 2025 maturities include $300 million term loan funded in December 2022.

(d) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2023 AND 2024:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2023	($903)	$—	$—	($903)	N/A
2Q 2023	(880)	—	250,000	249,120	5.1%
3Q 2023	(791)	—	—	(791)	N/A
4Q 2023	(793)	—	—	(793)	N/A
2023	($3,367)	$—	$250,000	$246,633	5.1%

1Q 2024	($730)	$—	$250,000	$249,270	4.4%
2Q 2024	(724)	19,122	—	18,398	6.5%
3Q 2024	(657)	—	290,000	289,343	3.9%
4Q 2024	(552)	—	—	(552)	N/A
2024	($2,663)	$19,122	$540,000	$556,459	4.2%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	3%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	593%	Yes

Unsecured Debt to Gross Asset Value	<	60%	20%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	28%	Yes

Total Secured Debt to Total Asset Value	<	40%	4%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	349%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	635%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$3,068	$52	$344	$6
Appliances	10	years	1,429	24	303	5
Painting	—		—	—	1,806	31
Cabinetry/Countertops	10	years	325	5	—	—
Other	9	years	1,965	33	949	16
Exteriors
Painting	5	years	4,615	79	—	—
Carpentry	10	years	1,613	27	—	—
Landscaping	6	years	1,712	29	2,907	49
Roofing	16	years	505	9	180	3
Site Drainage	10	years	544	9	—	—
Fencing/Stair	10	years	974	17	—	—
Other (b)	9	years	4,024	69	5,568	95
Common Areas
Mech., Elec., Plumbing	9	years	4,911	84	2,498	43
Parking/Paving	4	years	1,031	18	—	—
Pool/Exercise/Facility	7	years	2,317	40	388	7
Total Recurring (c)			$29,033	$495	$14,943	$255
Weighted Average Apartment Homes				58,621		58,621

Non-recurring & revenue enhancing capitalized expenditures (d)			$747

Reposition Expenditures (e)	10	years	$13,563	$20,866
Repositioned Apartment Homes				650

	Year to Date 2022
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$12,048	$213	$1,504	$27
Appliances	10	years	4,882	86	1,227	22
Painting	—		—	—	7,173	127
Cabinetry/Countertops	10	years	729	13	—	—
Other	9	years	6,486	115	4,236	75
Exteriors
Painting	5	years	10,272	182	—	—
Carpentry	10	years	2,911	50	—	—
Landscaping	6	years	3,888	69	12,270	217
Roofing	16	years	5,025	89	821	14
Site Drainage	10	years	1,105	20	—	—
Fencing/Stair	10	years	2,664	47	—	—
Other (b)	9	years	13,217	234	20,857	369
Common Areas
Mech., Elec., Plumbing	9	years	17,093	302	11,156	197
Parking/Paving	4	years	2,417	43	—	—
Pool/Exercise/Facility	7	years	7,486	132	1,897	33
Total Recurring (c)			$90,223	$1,595	$61,141	$1,081
Weighted Average Apartment Homes				56,566		56,566

Non-recurring & revenue enhancing capitalized expenditures (d)			$3,235

Reposition Expenditures (e)	10	years	$49,732	$22,585
Repositioned Apartment Homes				2,202

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2022.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2022 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2023 FINANCIAL OUTLOOK
AS OF FEBRUARY 2, 2023

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.70 - $7.00

"Same Property" Communities
Number of Units - 2023	48,463
2022 Base Net Operating Income	$790 million
Total Revenue Growth	4.10% - 6.10%
Total Expense Growth	4.75% - $6.25%
Net Operating Income Growth	3.50% - 6.50%
Impact from 1% change in NOI Growth is approximately $0.072 / share

2023 Assumptions
Earned-in Rent Growth as of December 31, 2022 & Loss to Lease Capture	5.00%
December 2022 to December 2023 Assumed Market Rent Growth	3.00%
Occupancy	95.7%
Rental Income as a % of Property Revenues	89%
Other Income Growth	1.50%
Other Income as a % of Property Revenues	11%
Property Tax Growth	6.50%
Property Tax as a % of Property Expenses	37%
Insurance Growth	12.50%
Insurance Growth as a % of Property Expenses	6%

Capitalized Expenditures
Recurring	$96 - $100 million
Revenue Enhancing Capex, Repositions, Redevelopment, and Repurposes (a)	$93 - $97 million
Non - Recurring Capital Expenditures	$26 - $28 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$0 - $500 million
Disposition Volume (consolidated on balance sheet)	$0 - $500 million

Development
Development Starts (consolidated on balance sheet)	$250 - $600 million
Development Spend (consolidated on balance sheet)	$275 - $305 million

Non-Property Income
Non-Property Income	$2 - $3 million
Includes: Fee and asset management income and interest and other income

Corporate Expenses
General and Administrative Expenses	$60 - $64 million
Property Management Expense	$31 - $35 million
Fee and Asset Management Expense	$1 - $2 million
Corporate G&A Depreciation/Amortization	$12 - $14 million
Income Tax Expense	$2 - $4 million

Capital
Expensed Interest	$135 - $139 million
Capitalized Interest	$19 - $21 million

(a) Capital expenditures that improve a community's cash flow and competitive position, including kitchen and bath upgrades or other new amenities, additional leasable space, and our smart access solution.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 25, 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net income attributable to common shareholders	$45,709	$212,898	$653,613	$303,907
Real estate depreciation and amortization	144,105	114,007	565,913	410,767
Adjustments for unconsolidated joint ventures	—	2,688	2,709	10,591
Income allocated to non-controlling interests	1,762	4,961	7,895	8,469
Gain on sale of operating property	—	(174,384)	(36,372)	(174,384)
Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Funds from operations	$191,576	$160,170	$719,612	$559,350

Less: recurring capitalized expenditures	(29,033)	(22,398)	(90,715)	(73,603)

Adjusted funds from operations	$162,543	$137,772	$628,897	$485,747

Weighted average number of common shares outstanding:
EPS diluted	108,512	105,448	108,388	102,829
FFO/AFFO diluted	110,117	106,322	109,261	103,747

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Total Earnings Per Common Share - Diluted	$0.42	$2.02	$6.04	$2.96
Real estate depreciation and amortization	1.31	1.07	5.16	3.96
Adjustments for unconsolidated joint ventures	—	0.03	0.02	0.09
Income allocated to non-controlling interests	0.01	0.03	0.04	0.06
Gain on sale of operating property	—	(1.64)	(0.33)	(1.68)
Gain on acquisition of unconsolidated joint venture interests	—	—	(4.34)	—
FFO per common share - Diluted	$1.74	$1.51	$6.59	$5.39

Less: recurring capitalized expenditures	(0.26)	(0.21)	(0.83)	(0.71)

AFFO per common share - Diluted	$1.48	$1.30	$5.76	$4.68

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q23	Range	2023	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.36	$0.40	$1.53	$1.83
Expected real estate depreciation and amortization	1.26	1.26	5.12	5.12
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.63	$1.67	$6.70	$7.00

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Net income	$47,471	$217,859	$661,508	$312,376
Less: Fee and asset management income	(931)	(2,815)	(5,188)	(10,532)
Less: Interest and other income	(138)	(191)	(3,019)	(1,223)
Less: Income/(loss) on deferred compensation plans	(8,813)	(5,186)	19,637	(14,369)
Plus: Property management expense	7,373	7,139	28,601	26,339
Plus: Fee and asset management expense	426	1,201	2,516	4,511
Plus: General and administrative expense	15,887	14,940	60,413	59,368
Plus: Interest expense	30,668	24,582	113,424	97,297
Plus: Depreciation and amortization expense	147,271	116,503	577,020	420,692
Plus: Expense/(benefit) on deferred compensation plans	8,813	5,186	(19,637)	14,369
Less: Gain on sale of operating properties	—	(174,384)	(36,372)	(174,384)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Less: Equity in income of joint ventures	—	(3,125)	(3,048)	(9,777)
Plus: Income tax expense	753	601	2,966	1,893
NOI	$248,780	$202,310	$924,675	$726,560

"Same Property" Communities	$197,575	$178,163	$753,204	$656,985
Non-"Same Property" Communities	48,713	20,238	164,621	51,041
Development and Lease-Up Communities	1,025	—	1,255	8
Hurricane Expenses	—	—	(1,000)	—
Other	1,467	3,909	6,595	18,526
NOI	$248,780	$202,310	$924,675	$726,560

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on acquisition of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, as well as income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Net income attributable to common shareholders	$45,709	$212,898	$653,613	$303,907
Plus: Interest expense	30,668	24,582	113,424	97,297
Plus: Depreciation and amortization expense	147,271	116,503	577,020	420,692
Plus: Income allocated to non-controlling interests	1,762	4,961	7,895	8,469
Plus: Income tax expense	753	601	2,966	1,893
Plus: Hurricane expenses	—	—	1,000	—
Less: Gain on sale of operating properties	—	(174,384)	(36,372)	(174,384)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	(474,146)	—
Less: Equity in income of joint ventures	—	(3,125)	(3,048)	(9,777)
Adjusted EBITDA	$226,163	$182,036	$842,352	$648,097
Annualized Adjusted EBITDA	$904,652	$728,144	$842,352	$648,097

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Unsecured notes payable	$3,188,976	$3,170,054	$3,242,448	$3,168,649
Secured notes payable	514,940	—	386,096	—
Total debt	3,703,916	3,170,054	3,628,544	3,168,649
Less: Cash and cash equivalents	(3,562)	(385,194)	(186,178)	(329,967)
Net debt	$3,700,354	$2,784,860	$3,442,366	$2,838,682

Net Debt to Annualized Adjusted EBITDA:

	Three months ended December 31,		Twelve months ended December 31,
	2022	2021	2022	2021
Net debt	$3,700,354	$2,784,860	$3,442,366	$2,838,682
Annualized Adjusted EBITDA	904,652	728,144	842,352	648,097
Net Debt to Annualized Adjusted EBITDA	4.1x	3.8x	4.1x	4.4x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '23	Q2 '23	Q3 '23	Q4 '23
Earnings Release & Conference Call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Declaration Date	2/3/2022	6/15/2022	9/15/2022	12/1/2022
Record Date	3/31/2022	6/30/2022	9/30/2022	12/16/2022
Payment Date	4/18/2022	7/15/2022	10/17/2022	1/17/2023
Distributions Per Share	$0.94	$0.94	$0.94	$0.94

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	President & Executive Vice Chairman
Alexander J. Jessett	Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2022

(Unaudited)							4Q22 Avg Monthly		4Q22 Avg Monthly
			Year Placed	Average	Apartment	4Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	94%	$1,992	$1.74	$2,308	$2.01
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,657	2.11	1,969	2.51
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	2,166	2.10	2,536	2.46
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	2,048	1.92	2,369	2.22
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,943	1.81	2,338	2.18
Camden North End I	Phoenix	AZ	2019	921	441	96%	2,039	2.21	2,398	2.60
Camden North End II	Phoenix	AZ	2021	885	343	94%	2,037	2.30	2,371	2.68
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	96%	2,295	2.57	2,557	2.87
Camden Pecos Ranch	Chandler	AZ	2001	949	272	94%	1,693	1.78	1,992	2.10
Camden San Marcos	Scottsdale	AZ	1995	984	320	94%	1,845	1.87	2,139	2.17
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,964	1.89	2,270	2.18
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	2,053	1.58	2,440	1.87
Camden Tempe	Tempe	AZ	2015	1,043	234	94%	2,035	1.95	2,431	2.33
TOTAL ARIZONA	13	Properties		996	4,029	95%	1,980	1.99	2,311	2.32

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,572	2.55	2,751	2.73
Camden Glendale	Glendale	CA	2015	893	307	98%	2,731	3.06	2,764	3.10
Camden Harbor View	Long Beach	CA	2004	981	547	96%	2,959	3.02	3,045	3.11
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	92%	2,533	2.51	2,745	2.72
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	2,235	2.81	2,442	3.07
Camden Sea Palms	Costa Mesa	CA	1990	891	138	99%	2,547	2.86	2,816	3.16
The Camden	Hollywood	CA	2016	767	287	96%	3,218	4.20	2,755	3.59
Total Los Angeles/Orange County	7	Properties		900	2,663	96%	2,643	2.94	2,727	3.03

Camden Hillcrest	San Diego	CA	2021	1,223	132	95%	3,447	2.82	3,507	2.87
Camden Landmark	Ontario	CA	2006	982	469	94%	2,136	2.17	2,148	2.19
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,725	2.63	2,987	2.88
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	2,609	2.71	2,819	2.93
Camden Tuscany	San Diego	CA	2003	895	160	98%	3,052	3.41	3,260	3.64
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	2,312	2.20	2,522	2.40
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,566	2.54	2,727	2.70

TOTAL CALIFORNIA	13	Properties		944	4,460	96%	2,612	2.77	2,727	2.89

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,856	2.09	2,164	2.44
Camden Caley	Englewood	CO	2000	921	218	97%	1,856	2.02	2,130	2.31
Camden Denver West	Golden	CO	1997	1,015	320	96%	2,220	2.19	2,528	2.49
Camden Flatirons	Denver	CO	2015	960	424	95%	1,982	2.07	2,346	2.45
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,206	1.92	2,513	2.19
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	2,051	2.05	2,395	2.39
Camden Lakeway	Littleton	CO	1997	929	459	96%	1,957	2.11	2,263	2.44
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,859	2.20	2,149	2.55
Camden RiNo	Denver	CO	2020	828	233	96%	2,219	2.68	2,644	3.19
TOTAL COLORADO	9	Properties		957	2,873	96%	2,026	2.12	2,351	2.46

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	2,088	1.97	2,362	2.22
Camden College Park	College Park	MD	2008	942	509	94%	1,868	1.98	2,169	2.30
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	2,161	2.21	2,486	2.54
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,178	2.06	2,515	2.38
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,204	2.36	2,551	2.73
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	2,101	2.11	2,352	2.36
Camden Grand Parc	Washington	DC	2002	672	105	98%	2,692	4.01	2,918	4.34
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,063	2.05	2,336	2.32
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,950	2.28	2,223	2.60
Camden Noma	Washington	DC	2014	769	321	95%	2,262	2.94	2,616	3.40
Camden Noma II	Washington	DC	2017	759	405	97%	2,343	3.09	2,707	3.57
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,288	2.75	2,657	3.19
Camden Roosevelt	Washington	DC	2003	856	198	98%	3,009	3.51	3,410	3.98
Camden Shady Grove	Rockville	MD	2018	877	457	97%	1,958	2.23	2,224	2.54
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	2,037	2.09	2,340	2.40
Camden South Capitol	Washington	DC	2013	821	281	95%	2,411	2.94	2,884	3.51
Camden Washingtonian	Gaithersburg	MD	2018	870	365	96%	1,989	2.29	2,198	2.53
TOTAL DC METRO	17	Properties		913	6,192	96%	2,155	2.36	2,470	2.71

Camden Atlantic (1)	Plantation	FL	2022	919	269	Lease-Up	2,405	2.62	2,959	3.22
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,665	2.40	3,064	2.76
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,603	3.09	2,876	3.41
Camden Brickell	Miami	FL	2003	937	405	96%	2,770	2.96	3,045	3.25
Camden Doral	Miami	FL	1999	1,120	260	99%	2,488	2.22	2,747	2.45
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,785	2.22	3,093	2.47
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,761	2.65	3,128	3.00
Camden Plantation	Plantation	FL	1997	1,201	502	95%	2,288	1.90	2,611	2.17
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	2,358	2.12	2,629	2.36
Total Southeast Florida	9	Properties		1,065	3,050	96%	2,564	2.41	2,897	2.72

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2022

(Unaudited)							4Q22 Avg Monthly		4Q22 Avg Monthly
			Year Placed	Average	Apartment	4Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	98%	$1,855	$1.72	$2,101	$1.95
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,745	1.83	2,041	2.14
Camden Lake Eola	Orlando	FL	2021	944	360	94%	2,291	2.43	2,490	2.64
Camden LaVina	Orlando	FL	2012	969	420	96%	1,787	1.84	2,084	2.15
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,805	1.93	2,083	2.22
Camden North Quarter	Orlando	FL	2016	806	333	97%	1,812	2.25	1,994	2.48
Camden Orange Court	Orlando	FL	2008	817	268	93%	1,683	2.06	1,940	2.38
Camden Thornton Park	Orlando	FL	2016	920	299	95%	2,112	2.30	2,326	2.53
Camden Town Square	Orlando	FL	2012	983	438	97%	1,813	1.84	2,055	2.09
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,884	1.94	2,118	2.18
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,785	1.82	2,013	2.06
Total Orlando	11	Properties		944	3,954	96%	1,865	1.98	2,110	2.24

Camden Bay	Tampa	FL	1997/2001	943	760	98%	1,836	1.95	2,133	2.26
Camden Central	St. Petersburg	FL	2019	942	368	97%	3,292	3.49	3,593	3.81
Camden Montague	Tampa	FL	2012	972	192	97%	1,828	1.88	2,157	2.22
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	3,412	3.45	3,632	3.67
Camden Preserve	Tampa	FL	1996	942	276	94%	2,022	2.15	2,318	2.46
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,765	1.74	2,078	2.04
Camden Visconti	Tampa	FL	2007	1,125	450	97%	2,049	1.82	2,322	2.06
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,980	2.00	2,315	2.33
Total Tampa	8	Properties		990	3,104	97%	2,245	2.27	2,540	2.57

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,193	2.20	2,473	2.49

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,775	1.94	2,036	2.22
Camden Buckhead	Atlanta	GA	2022	1,087	366	94%	2,604	2.40	2,743	2.52
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,882	2.28	2,012	2.43
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,744	1.76	1,946	1.97
Camden Deerfield	Alpharetta	GA	2000	1,187	292	89%	1,861	1.57	2,164	1.82
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,759	1.75	2,005	1.99
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	2,062	2.44	2,361	2.80
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,807	1.93	2,097	2.24
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,931	2.08	3,233	2.30
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,753	1.71	2,061	2.01
Camden Phipps	Atlanta	GA	1996	1,010	234	91%	1,812	1.79	2,048	2.03
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,722	1.51	2,085	1.82
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,729	1.73	2,043	2.05
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,593	1.58	1,870	1.85
Camden Vantage	Atlanta	GA	2010	901	592	93%	1,761	1.95	1,972	2.19
TOTAL GEORGIA	15	Properties		1,020	4,862	95%	1,935	1.90	2,193	2.15

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,648	1.57	1,938	1.85
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,744	1.93	1,996	2.21
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,819	2.12	2,085	2.43
Camden Fairview	Charlotte	NC	1983	1,036	135	90%	1,502	1.45	1,745	1.68
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,375	1.46	1,623	1.73
Camden Foxcroft II	Charlotte	NC	1985	874	100	94%	1,519	1.74	1,765	2.02
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,976	2.66	2,201	2.96
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	2,105	1.99	2,349	2.22
Camden Grandview II	Charlotte	NC	2019	2,241	28	89%	4,013	1.79	4,170	1.86
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,490	1.53	1,747	1.80
Camden South End	Charlotte	NC	2003	878	299	97%	1,872	2.13	2,136	2.43
Camden Southline	Charlotte	NC	2015	831	266	96%	1,995	2.40	2,237	2.69
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,687	1.54	1,966	1.79
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,408	1.57	1,646	1.83
Total Charlotte	14	Properties		954	3,104	96%	1,758	1.84	2,013	2.11

Camden Asbury Village	Raleigh	NC	2009	1,009	350	97%	1,594	1.58	1,830	1.81
Camden Carolinian	Raleigh	NC	2017	1,118	186	93%	2,336	2.09	2,550	2.28
Camden Crest	Raleigh	NC	2001	1,012	442	97%	1,459	1.44	1,728	1.71
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,550	1.48	1,838	1.76
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,573	1.48	1,842	1.73
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,542	1.60	1,801	1.86
Camden Overlook	Raleigh	NC	2001	1,060	322	96%	1,622	1.53	1,907	1.80
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,427	1.47	1,713	1.76
Camden Westwood	Morrisville	NC	1999	1,022	360	95%	1,502	1.47	1,775	1.74
Total Raleigh	9	Properties		1,022	3,252	96%	1,575	1.54	1,841	1.80

TOTAL NORTH CAROLINA	23	Properties		988	6,356	96%	1,665	1.68	1,925	1.95

Camden Franklin Park	Franklin	TN	2018	967	328	97%	1,955	2.02	2,093	2.16
Camden Music Row	Nashville	TN	2016	903	430	96%	2,469	2.73	2,599	2.88
TOTAL TENNESSEE	2	Properties		931	758	97%	2,247	2.41	2,379	2.56

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2022

(Unaudited)							4Q22 Avg Monthly		4Q22 Avg Monthly
			Year Placed	Average	Apartment	4Q22 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	96%	$1,499	$1.74	$1,774	$2.06
Camden Amber Oaks II	Austin	TX	2012	910	244	95%	1,611	1.77	1,905	2.09
Camden Brushy Creek	Cedar Park	TX	2008	882	272	97%	1,594	1.81	1,780	2.02
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,720	1.89	2,005	2.20
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,883	1.97	2,217	2.32
Camden Huntingdon	Austin	TX	1995	903	398	94%	1,578	1.75	1,857	2.06
Camden La Frontera	Austin	TX	2015	901	300	97%	1,617	1.79	1,815	2.01
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,810	2.16	2,014	2.40
Camden Rainey Street	Austin	TX	2016	873	326	92%	2,488	2.85	2,763	3.16
Camden Shadow Brook	Austin	TX	2009	909	496	96%	1,543	1.70	1,782	1.96
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,690	1.86	1,958	2.16
Total Austin	11	Properties		897	3,686	96%	1,725	1.92	1,981	2.21

Camden Addison	Addison	TX	1996	942	456	94%	1,580	1.68	1,824	1.94
Camden Belmont	Dallas	TX	2010/2012	946	477	96%	1,803	1.91	2,082	2.20
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,563	1.70	1,865	2.03
Camden Centreport	Ft. Worth	TX	1997	912	268	97%	1,497	1.64	1,783	1.95
Camden Cimarron	Irving	TX	1992	772	286	96%	1,553	2.01	1,791	2.32
Camden Design District	Dallas	TX	2009	939	355	96%	1,683	1.79	1,831	1.95
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,635	1.75	1,848	1.98
Camden Greenville	Dallas	TX	2017/2018	1,028	558	95%	1,991	1.94	2,164	2.10
Camden Henderson	Dallas	TX	2012	966	106	98%	1,874	1.94	2,110	2.18
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,672	2.01	1,930	2.32
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,681	1.93	1,931	2.22
Camden Panther Creek	Frisco	TX	2009	946	295	97%	1,683	1.78	1,933	2.04
Camden Riverwalk	Grapevine	TX	2008	989	600	97%	1,831	1.85	2,098	2.12
Camden Valley Park	Irving	TX	1986	743	516	97%	1,396	1.88	1,662	2.24
Camden Victory Park	Dallas	TX	2016	861	423	96%	2,018	2.34	2,244	2.61
Total Dallas/Ft. Worth	15	Properties		913	6,224	96%	1,698	1.86	1,938	2.12

Camden City Centre	Houston	TX	2007	932	379	95%	1,573	1.69	1,845	1.98
Camden City Centre II	Houston	TX	2013	869	268	96%	1,552	1.79	1,798	2.07
Camden Cypress Creek	Cypress	TX	2009	993	310	97%	1,544	1.55	1,816	1.83
Camden Cypress Creek II	Cypress	TX	2020	950	234	96%	1,569	1.65	1,822	1.92
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	96%	1,552	1.44	1,827	1.70
Camden Downtown	Houston	TX	2020	1,052	271	90%	2,618	2.49	2,761	2.63
Camden Grand Harbor	Katy	TX	2008	959	300	95%	1,422	1.48	1,681	1.75
Camden Greenway	Houston	TX	1999	861	756	96%	1,486	1.73	1,732	2.01
Camden Heights	Houston	TX	2004	927	352	96%	1,627	1.75	1,886	2.03
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,335	1.99	2,516	2.15
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,435	1.54	1,705	1.82
Camden McGowen Station	Houston	TX	2018	1,004	315	93%	2,087	2.08	2,299	2.29
Camden Midtown	Houston	TX	1999	844	337	94%	1,563	1.85	1,846	2.19
Camden Northpointe	Tomball	TX	2008	940	384	95%	1,373	1.46	1,658	1.76
Camden Plaza	Houston	TX	2007	915	271	96%	1,692	1.85	1,949	2.13
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,522	2.10	2,856	2.38
Camden Royal Oaks	Houston	TX	2006	923	236	97%	1,464	1.59	1,534	1.66
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,693	1.61	1,763	1.67
Camden Spring Creek	Spring	TX	2004	1,080	304	93%	1,467	1.36	1,688	1.56
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,269	1.50	1,507	1.78
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,408	1.53	1,630	1.77
Camden Travis Street	Houston	TX	2010	819	253	95%	1,519	1.85	1,774	2.17
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,537	1.78	1,824	2.11
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,436	1.53	1,704	1.82
Camden Woodson Park	Houston	TX	2008	916	248	95%	1,344	1.47	1,591	1.74
Camden Yorktown	Houston	TX	2008	995	306	95%	1,345	1.35	1,536	1.54
Total Houston	26	Properties		956	9,154	95%	1,637	1.71	1,879	1.97

TOTAL TEXAS	52	Properties		931	19,064	95%	1,674	1.80	1,918	2.06

TOTAL PROPERTIES	172	Properties		960	58,702	96%	$1,952	$2.03	$2,241	$2.33

(1) Completed communities in lease-up as of December 31, 2022 are excluded from total occupancy numbers.